UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

 FORM 8-K/A
Amendment No. 1
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 1, 2013, Red Mountain Resources, Inc. (the “Company”) filed a Form 8-K to report that on January 28, 2013, the Company had acquired 5,091,210 shares of common stock of Cross Border Resources, Inc. (“Cross Border”) bringing the Company’s total ownership to approximately 77.9% of the outstanding common stock of Cross Border. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements described in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited and unaudited combined financial statements of Cross Border along with the report of the independent auditor as follows:

•	Audited balance sheet as of December 31, 2012.

•	Audited statement of operations for the year ended December 31, 2012.

•	Audited statement of cash flows for the year ended December 31, 2012.

•	Notes to the financial statements.

(b)	Pro Forma Financial Information.

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the unaudited pro forma combined financial statements of the Company as follows:

•	Unaudited pro forma combined statements of operations for the twelve months ended May 31, 2012 and the six months ended November 30, 2012.

•	Unaudited pro forma combined balance sheet as of November 30, 2012.

(d)	Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Darilek Butler & Associates, PLLC.
99.1	Audited Financial Statements of Cross Border Resources, Inc. as of and for the Year Ended December 31, 2012.
99.2
Unaudited Pro Forma Combined Statements of Operations of Red Mountain Resources, Inc. for the Twelve Months Ended May 31, 2012 and the Six Months Ended November 30, 2012 and Unaudited Pro Forma Combined Balance Sheet of Red Mountain Resources, Inc. as of November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 12, 2013

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Darilek Butler & Associates, PLLC.
99.1	Audited Financial Statements of Cross Border Resources, Inc. as of and for the Year Ended December 31, 2012.
99.2
Unaudited Pro Forma Combined Statements of Operations of Red Mountain Resources, Inc. for the Twelve Months Ended May 31, 2012 and the Six Months Ended November 30, 2012 and Unaudited Pro Forma Combined Balance Sheet of Red Mountain Resources, Inc. as of November 30, 2012.